FINANCIAL INVESTORS TRUST

HIGHLAND RESOLUTE FUND

(the “Fund”)

SUPPLEMENT DATED APRIL 10, 2020

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 31, 2019, AS SUPPLEMENTED

Effective as of the opening of business on April 13, 2020, Incline Global Management, LLC (“Incline”) will no longer serve as an investment sub-adviser to the Fund. Therefore, all references to Incline in the Fund’s Prospectus and Statement of Additional Information are hereby deleted as of such date. As of that date, Chatham Asset Management, LLC and Parametric Portfolio Associates LLC will remain as investment sub-advisers to the Fund.

For more information, please contact the Fund at (855) 268-2242.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE